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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 27, 1998 included in Orthovita, Inc.'s previously filed Form S-1/A registration statement (File No. 333-51689) dated June 24, 1998, and to all references to our Firm included in this registration statement.

                                    Arthur Andersen LLP

Philadelphia, Pa.,
November 2, 1998